UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  October 6, 2008

Nevada	0-9410	90-0031917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7327 Oak Ridge Hwy., Knoxville, Tennessee 37931
(Address of Principal Executive Offices)

 (866) 594-5999
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR.13e-4(c))

Item 8.01  Other Events

Provectus Pharmaceuticals, Inc. issued the attached press release on October 6, 2008, announcing that the interim safety analysis on the first 20 subjects in its phase 2 clinical trial for the treatment of metastatic melanoma has been completed. PV-10 injection was well tolerated by this group, with an adverse event profile similar to that observed in phase 1. In addition, long-term survival data for subjects participating in the phase 1 trial were presented.

Item 9.01  Financial Statements and Exhibits

Exhibit
Number        Description of Exhibit
-----------       -----------------------------
99.1               Press Release of Provectus Pharmaceuticals, Inc. dated October 6, 2008.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Provectus Pharmaceuticals, Inc.

Date: October 6, 2008	By:	/s/ Peter Culpepper
Title: Chief Financial Officer